Contracted concessional assets	9 Months Ended
Sep. 30, 2022
Contracted concessional assets [Abstract]
Contracted concessional assets
 Note 6. - Contracted concessional assets

Contracted concessional assets correspond to the assets of the Company recorded as intangible or financial assets in accordance with IFRIC 12, property plant and equipment in accordance with IAS 16, intangible assets in accordance with IAS 38 and financial asset in accordance with IFRS 16.
The detail of contracted concessional assets included in the heading ‘Contracted concessional assets’ as of September 30, 2022 and December 31, 2021 is as follows:

	Financial assets under IFRIC 12	Financial assets under IFRS 16	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Property, plant and equipment under IAS 16 and other intangible assets under IAS 38	Balance as of September 30, 2022
	($ in thousands)
Contracted concessional assets cost	829,083	2,808	8,622,516	85,932	952,393	10,492,732
Amortization and impairment	(89,999)	-	(2,883,265)	(16,061)	(164,958)	(3,154,283)
Total	739,084	2,808	5,739,251	69,871	787,435	7,338,449

	Financial assets under IFRIC 12	Financial assets under IFRS 16	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Property, plant and equipment under IAS 16 and other intangible assets under IAS 38	Balance as of December 31, 2021
	($ in thousands)
Contracted concessional assets cost	874,525	2,843	9,202,539	82,818	856,410	11,019,135
Amortization and impairment	(62,889)	-	(2,769,345)	(14,105)	(151,228)	(2,997,567)
Total	811,636	2,843	6,433,194	68,713	705,182	8,021,568

The decrease in the contracted concessional assets cost is primarily due to the lower value of the Euro denominated assets since the exchange rate of the Euro decreased against the U.S. dollar since December 31, 2021.

Considering the continued delays in the works and replacements that the Company is carrying out in the storage system in Solana and their impact on production in 2022, as well as an increase in the discount rate, the Company identified an impairment triggering event, in accordance with IAS 36, Impairment of assets. As a result, an impairment test has been performed which resulted in the recording of an impairment loss of $41 million as of September 30, 2022 ($43 million as of December 31, 2021).

The impairment has been recorded within the line “Depreciation, amortization and impairment charges” of the consolidated condensed interim income statement, decreasing the amount of “Contracted concessional assets” pertaining to the Renewable energy sector and the North America geography. The recoverable amount considered is the value in use and amounts to $881 million for Solana, as of September 30, 2022 ($943 million as of December 31, 2021). A specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 4.6% and 6.3%.

An adverse change in the key assumptions which are individually used for the valuation could lead to future impairment recognition; specifically, a 5% decrease in generation over the entire remaining useful life (PPA) of the project would generate an additional impairment of approximately $59 million. An increase of 50 basis points in the discount rate would lead to an additional impairment of approximately $33 million.

In addition, changes in the provision for expected credit losses under IFRS 9, Financial instruments, were recorded during the nine-month periods ended September 30, 2022 and 2021. The impairment provision based on the expected credit losses on contracted concessional financial assets increased by $27 million in the nine-month period ended September 30, 2022 (decrease of $24 million in the nine-month period ended September 30, 2021), primarily in ACT.